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                                    EXHIBIT 10.40

                      FORM OF FIRST AMENDMENT TO STOCK PURCHASE
                    AGREEMENT BETWEEN THE COMPANY AND THE SELLING
                     SECURITY HOLDERS IDENTIFIED ON THE ATTACHED
                                     SCHEDULE "A"


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                                  FIRST AMENDMENT TO
                               STOCK PURCHASE AGREEMENT




     This First Amendment to Stock Purchase Agreement amends that certain Stock Purchase Agreement dated October 27, 1997 (the "Agreement") by and between ONTRO, INC. ("Ontro") and HENRI B. SCHKUD ("Schkud") (collectively, the "Parties") is made effective this 31st day of January, 1998.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties wish to amend the Agreement as follows:

1. The date of February 28, 1998 in Paragraph 3 of the Agreement is hereby amended May 1, 1998 so that Paragraph 3 of the Agreement will read in its entirety as follows:

     3. ADJUSTMENT TO SHARES. In the event the registration statement, including the shares purchased herein, is not delivered effective May 1, 1998, Ontro agrees to issue additional shares to the Buyer herein at no cost in the amount sufficient to result in the total price paid by the Buyer herein, to equal $3.13 per share.

2.   All remaining terms of the Agreement remain in full force and effect.


                              ONTRO, INC.
                              a California corporation


                              By:
                                   ---------------------------
                                   James A. Scudder, President



                              --------------------------------
                              HENRI B. SCHKUD


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                                     SCHEDULE "A"

Henri B. Schkud

Francesca Daniels

Grant King